UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2010

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

UHY LLP (“UHY”) served as Steinway Musical Instruments, Inc.’s independent registered public accounting firm to audit the financial statements and internal control over financial reporting of Steinway Musical Instruments, Inc. (the “Company”) for the fiscal year ended December 31, 2009. The Board of Directors selected UHY to serve as the Company’s independent registered public accounting firm for fiscal 2010. On April 19, 2010 UHY informed the Company that effective April 16, 2010, its New England practice had been acquired by Marcum LLP. As a result of this transaction, UHY declined reappointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

UHY audited the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on the Company’s financial statements for those years did not contain an adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statement for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided UHY with a copy of the foregoing disclosures and requested in writing that UHY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. UHY provided a letter dated April 21, 2010 stating its agreement with such statements. This letter is attached hereto as Exhibit 16.1.

As a result of the UHY transaction, the Audit Committee appointed Marcum LLP (“Marcum”) as the successor independent registered public accounting firm on April 19, 2010. Prior to such appointment, the Company had not consulted with Marcum with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On April 22, 2010 the Company issued a press release announcing the change in its independent registered public accounting firm.  This press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from UHY LLP to the Securities and Exchange Commission dated April 21, 2010 acknowledging and agreeing with Item 4.01 disclosure.
99.1	Press release dated April 22, 2010 by Steinway Musical Instruments, Inc. regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 22, 2010	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from UHY LLP to the Securities and Exchange Commission dated April 21, 2010 acknowledging and agreeing with Item 4.01 disclosure.
99.1	Press release dated April 22, 2010 by Steinway Musical Instruments, Inc. regarding change in independent registered public accounting firm.